      As filed with the Securities and Exchange Commission on February 12, 1997.

                                                   Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549
                                 ----------------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933
                                 ----------------------

                               VALENCE TECHNOLOGY, INC.
                (Exact name of registrant as specified in its charter)
                                 ----------------------

       DELAWARE                                          77-0214673
(State of Incorporation)                    (I.R.S. Employer Identification No.)
                                 ----------------------

                                  301 CONESTOGA WAY
                               HENDERSON, NEVADA  89015
                                    (702) 558-1000
            (Address and telephone number of principal executive offices)
                                 ----------------------

                                1990 STOCK OPTION PLAN
                               (Full title of the plan)

                                  BRADLEY A. PERKINS
                    VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                               VALENCE TECHNOLOGY, INC.
                                  301 CONESTOGA WAY
                               HENDERSON, NEVADA  89015
                                    (702) 558-1000
  (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                 ----------------------

                                      COPIES TO:
                               ANDREI M. MANOLIU, ESQ.
                                  COOLEY GODWARD LLP
                                FIVE PALO ALTO SQUARE
                                 3000 EL CAMINO REAL
                                 PALO ALTO, CA  94306
                                    (415) 843-5000
                                 ----------------------

                           CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                            PROPOSED MAXIMUM            PROPOSED MAXIMUM
TITLE OF SECURITIES TO BE            AMOUNT TO BE          OFFERING PRICE PER          AGGREGATE OFFERING             AMOUNT OF
      REGISTERED                      REGISTERED                SHARE (1)                    PRICE (1)             REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------------
Stock Options and Common
Stock (par value $.001)                 750,000                   $6.29                     $4,717,500                   $1,430
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee. Pursuant to Rule 457(h)(1). The price per share and aggregate offering price are based upon the average of the high and low sales price of Registrant's Common Stock on February 6, 1997 as reported on the NASDAQ National Market System.

                      INCORPORATION BY REFERENCE OF CONTENTS OF
               REGISTRATION STATEMENT ON FORM S-8 NO. 333-____________


    This Registration Statement on Form S-8 is being filed for the purpose of registering 750,000 additional shares of Common Stock of Valence Technology, Inc. to be issued pursuant to the 1990 Stock Option Plan, as amended (the "Plan"). The contents of the Registration Statements on Form S-8 previously filed with the Securities and Exchange Commission (the "Commission") relating to the Plan (File Nos. 33-94522 and 33-48982, filed with the Commission on July 12, 1995 and June 30, 1992, respectively) are incorporated by reference herein.


                                       EXHIBITS

EXHIBIT
NUMBER

5.1           Opinion of Cooley Godward LLP

23.1          Consent of Coopers & Lybrand LLP

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24            Power of Attorney is contained on the signature pages.

99.1          1990 Stock Option Plan, as amended on January 31, 1997.

                                        1.

                                      SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Henderson, State of Nevada, on February 12, 1997.


                                       VALENCE TECHNOLOGY, INC.




                                       By:    /s/ Calvin L. Reed
                                          --------------------------------------
                                          Calvin L. Reed
                                          President and Chief Executive Officer




                                  POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Calvin L. Reed and Bradley A. Perkins, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                        2.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                         TITLE                                          DATE

/s/ Calvin L. Reed                President, Chief Executive Officer             February 6, 1997
-----------------------------     and Chairman of the Board
    Calvin L. Reed                (Principal Executive Officer)

/s/ David Archibald               Vice President, Finance,                       February 6, 1997
-----------------------------     and Chief Financial Officer
    David Archibald               (Principal Financial and Accounting Officer)

/s/ Carl E. Berg                  Director                                       February 12, 1997
-----------------------------
    Carl E. Berg

/s/ Alan F. Shugart               Director                                       February 7, 1997
-----------------------------
    Alan F. Shugart


                                        3.

                                    EXHIBIT INDEX


EXHIBIT
NUMBER                          DESCRIPTION

 5.1     Opinion of Cooley Godward LLP

23.1     Consent of Coopers & Lybrand LLP

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24.1     Power of Attorney is contained on the signature pages.

99.1     1990 Stock Option Plan, as amended on January 31, 1997.

                                        4.